Commitments and Contingencies	12 Months Ended
Dec. 31, 2017
COMMITMENTS AND CONTINGENCIES [Abstract]
Commitments and Contingencies

21.           COMMITMENTS AND CONTINGENCIES

Contractual obligations

Operating Commitments

As of December 31, 2017, the Sogou Group had operating commitments related to operating lease obligations, bandwidth purchase obligations, content and service purchase obligations and etc., as follows:

As of December 31,	Operating Lease Obligations(1)	Bandwidth Purchase	Content and Other Purchase	Others	Total
2018	$11,800	$50,437	$260	$4,454	$66,951
2019	10,623	1,221	45	110	11,999
2020	105	1,120	77	—	1,302
2021	—	327	32	—	359
2022	—	—	—	—	—
Thereafter	—	—	—	—	—
Total	$22,528	$53,105	$414	$4,564	$80,611

(1): For the years ended December 31, 2015, 2016 and 2017, rental expense included in the operating lease was approximately US$9,948, US$10,075 and US$12,818, respectively.

Litigation

The Sogou Group is a party to various legal proceedings which it considers routine and incidental to its business, and is currently involved in several lawsuits in PRC courts where its competitors instituted proceedings or asserted counterclaims against the Sogou Group or the Sogou Group instituted proceedings or asserted counterclaims against its competitors. For example, there are various legal proceedings currently pending between the Sogou Group and affiliates of Baidu, Inc. (“Baidu”) in which the Sogou Group alleges that Baidu’s input method infringes certain of its patents relating to Sogou Input Method and seeks monetary damages, while Baidu has asserted in counterclaims or in legal proceeding that it has initiated against the Sogou Group that Sogou Input Method infringes certain of its patents, and seeks monetary damages. In addition, the Sogou Group is subject to ongoing unfair competition claims against it brought by each of Baidu, ShenMa, operated by UCWeb Inc., which is a subsidiary of Alibaba Group Holding Limited, and affiliates of Qihoo 360 Technology Co., Ltd., separately, in which they allege that certain functions of Sogou Input method unfairly divert users to the Sogou Group, and seek monetary damages and cessation of the alleged unfair competitive practices.

The Sogou Group records a liability when the likelihood of an unfavorable outcome is probable and the amount of loss can be reasonably estimated. As of December 31, 2017, the Sogou Group estimated the range of reasonably possible outcomes and has recorded liabilities for the most probable outcome within that range. The Sogou Group also evaluates, on a regular basis, developments in litigation matters that could affect the amount of liability that has been previously accrued and makes adjustments as appropriate. Based on the information currently available, management believes that the total liabilities to the Sogou Group that may arise as a result of currently pending legal proceedings are not reasonably likely to have a material adverse effect on the Sogou Group’s business, results of operations, financial condition, and cash flows.

As of December 31, 2016 and 2017, the Sogou Group had recorded estimated liabilities of US$2,890 and US$3,822, respectively, as a component of accrued and other short-term liabilities related to litigation contingencies.